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                                                                 EXHIBIT 23


               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-18692) pertaining to the Golden Comprehensive Security Program (the Plan) of our report dated April 21, 1998, with respect to the financial statements and schedules of the Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.

Ernst & Young LLP

Milwaukee, Wisconsin
June 23, 1998